Nasdaq: RSCR

MAY 2005

FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties.
Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements.  Please refer to the discussion of those factors in our filed reports.

These forward-looking statements speak only as of this date.  We undertake no obligation to publicly release the results of any revisions to the forward - looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT

We at ResCare are dedicated and caring people
who together form a human service company
providing quality supports to enhance the lives of
individuals.

We commit to effectively manage our resources in
order to fulfill our responsibilities to the people we
support, our employees, our customers and our
communities.

We serve with respect, compassion and skill.

Building Lives, Reaching Potential.

RESIDENTIAL

DISABILITIES SERVICES-SETTINGS

HOME CARE

FOSTER CARE

JOB TRAINING

DISABILITIES SERVICES-BENEFITS

COMMUNITY

INVOLVEMENT

LIFE

PLANNING

JOB & LIFE SKILLS TRAINING

EDUCATION

Vocational

Training

JOB CORPS TRAINING SERVICES

SPECIAL NEEDS MARKETS

Special Needs Population
$75 Billion Market Opportunity

Disabilities Services

$35 billion

Job Corps and
Employment

Training Services &
Other

$40 billion

PR

Niagara-on-the-Lake,

Ontario, Canada

CA

CO

NE

KS

OK

NM

TX

IL

IN

OH

WV

KY

TN

LA

FL

NY

NJ

MO

GA

AZ

NC

VA

PA

IA

SC

UT

WA

MS

AL

NV

Washington, D.C.

MI

GEOGRAPHIC PRESENCE

33 states, Washington, D.C., Puerto Rico,

Canada, Iraq & Jordan

Jordan

Iraq

PAYOR MIX

Medicaid reimbursement in 28 state programs

Medicaid

Dept of Labor

Others

79%

14%

7%

No Medicare

BUSINESS SEGMENTS

LTM - Ended 03/31/05

($ in millions)

Disabilities
Services

Job Corps

Training

Services

Consolidated

Totals

All

Other

Employment

Training

Services

Revenues

826.7

$

148.4

$

41.5

$

5.9

$

1,022.5

$

Operating income

77.5

$

15.8

$

4.0

$

(43.6)

$

53.7

$

Add: Depreciation

7.2

-

-

5.3

12.5

EBITDA

84.7

$

15.8

$

4.0

$

(38.3)

$

66.2

$

EBITDA Margin

10.2%

10.7%

9.7%

-

6.5%

4.6 million people with developmental disabilities

DISABILITIES DEMOGRAPHICS

Residential Services

460,000

Waiting Lists

220,000

Family
  Caregivers

2.6 million

Other

1.3 million

25% of family
caregivers

60 years old+

SERVICE DELIVERY MODELS

ICF/MR Group Home

ICF/MR Facility

Periodic In-Home Services

Staffed Waiver Home

Host Home

State Institution

Supported Employment

Day Habilitation Services

Self Directed Services

REIMBURSEMENT LANDSCAPE

States under significant budget pressures

          Guidance for 2005 assumes an approximate 1%

   reimbursement rate increase generally effective in the

   third and forth quarters of 2005

Reimbursement rates essentially flat last three years

Each state has own reimbursement system

DISABILITIES SERVICES

DISABILITIES SERVICES

            People Served                                                                                     Sites

Larger Facilities                                                                                      1,050                                                13

Group Homes and Supported                        9,250                                       2,530

Living

In-Home, Periodic Services                               11,000

Other (Case Management,

Supported Employment, Day                          1,500

Programs)

OPERATING STRUCTURE

CORE

OFFICE

Executive Director

Program Directors

Finance Director

Human Resources

Accounts Payable

House Manager

Direct Care
Workers

ORGANIC GROWTH

Periodic in-home services

Approximately double digit growth since 2001, 8% in 2004

Expect trend to continue

Over 40% services to elderly

Tuck-Ins represent contra-cyclical opportunity

2003 completed 15 tuck-ins; annualized revenues $11 million

2004 completed 10 tuck-ins; annualized revenues $20 million

New homes and/or persons served provide accretive
margins

Overall target for organic growth of 4-5% annually,
exclusive of reimbursement rate changes

ORGANIC GROWTH - 2005 Developments

April 2005 – First Choice

Michigan home care company provides in-home live-in services

Revenue = $2.1 million

March 2005 – St. Joseph’s

Home care company provides personal care and companion services

Revenue = $1.0 million

April 2005 – Albemarle

North Carolina home care company provides in-home personal care, daily assistance

Revenue = $1.6 million

Q1 2005

Three small operations providing residential services and home care services

Revenue = $2.5 million

March 2005 – ARBOR E&T

Cincinnati, Ohio “One Stop” program

Revenue = $7.9 million over 27 months

STRATEGIC GROWTH - 2005 Developments

April 2005 – Home Care-Giver Services, Inc.

CA, NV, CO, IL – Provides drop-in or live-in care to elderly or those with disabilities

Revenue = $13.2 million

May 2005 – Health Services Personnel, Inc.

North Carolina company provides community-based services

Revenue = $8.6 million

JOB CORPS T RAINING SERVICES

            Second largest Job Corps contractor

            16 centers in 12 states and Puerto Rico providing

    training services to almost 6,000 people each day –

    12,000 annually

            Operate and sub-contract 5 other centers

            Low capital intensity

            30 years experience and quality provider

EMPLOYMENT TRAINING SERVICES

Arbor E & T has 20 years experience

Serves over 7,500 under-skilled persons on a
continuing basis with a goal of employment –
20,000 people annually

Funding primarily from HHS and DOL to local
agencies

Low capital intensity

Expanding opportunities

Acquired TTI in December 2004

Added We Care contract in New York City in
                December 2004

Added Cincinnati contract in April 2005

INTERNATIONAL

Jordan

Iraq

Entered international market in 2004

Two contracts to offer training, education and employment
services in Jordan and Iraq

KEY INVESTMENT CONSIDERATIONS

Leading Market Position

Strong Long Term Market Drivers

Market Leading Platform Franchise

Stable and Recurring Revenues

Established Relationships with Government

Agencies and Advocacy Groups

Proven Ability to Grow During Adverse
Economic Conditions

Motivated and Experienced
Management Team

Available Capital for Acquisition
Opportunities

2004 YEAR IN REVIEW

Onex transaction of $50.5 million

Created International unit under Training Services

New Job Corps contract--$21 million over 2 years

We Care NYC contract--$90 million over 3 years

Disabilities Services acquired $20 million of
revenue

Training services acquired $19 million of revenue

FINANCIAL OVERVIEW

HISTORICAL BALANCE SHEET

$   72

125

$ 547

--

150

112

$ 262

$ 177

($ in millions)

Cash, Short Term Inv.

A/R

Total Assets

Senior Bank Debt

Senior Unsecured Debt

Other Debt/Leases

Total Debt

Equity

FY 2002

$   23

129

$ 503

22

150

18

$ 190

$ 192

FY 2003

     138

$ 587

       15

     150

$  183

$  270

$ 82

FY 2004

       18

$   101

145

$ 612

28

150

5

$ 183

$ 278

Mar 2005

LEVERAGE RATIO IMPROVEMENT

($ in millions)

FY 2002

FY 2003

EBITDA

$55

$60

$65

EBITDAR

$88

$95

$102

TOTAL DEBT - EBITDA

4.8x

3.2x

2.8x

NET DEBT - EBITDA

3.4x

2.8x

1.6x

NET LEASE ADJUSTED DEBT

$448

$449

$401

NET ADJ. DEBT - EBITDAR

5.1x

4.7x

3.9x

FY 2004

$66

$104

2.8x

1.2x

$386

3.7x

LTM 3/05

TOTAL ADJ. DEBT - EBITDAR

5.9x

5.0x

4.7x

4.7x

TOTAL LEASE ADJUSTED DEBT

$520

$473

$482

$487

REVENUE GROWTH ACCELERATING

2002

2003

2004

2005 (E)

Q1-05

(E) – Midpoint of Guidance Range

STABLE GROWTH IN DIFFICULT TIMES

2002

2003

2004

2005 (E)

In Millions

EBITDAR

EBITDA

(E) – Midpoint of Guidance Range

HISTORICAL OPERATING RESULTS

($ in millions except for EPS)

Revenue

Net Income (1)
Fully Diluted EPS (2)

EBITDA (1)
EBITDA Margin

Cash provided by Operating
Activities

Capital Expenditures

FY 2002

$ 919.7

$  12.4
$  0.50

$  55.4
     6.0%

$  36.0

$  13.7

FY 2003

$ 961.3

$ 14.8
$ 0.60

$ 59.7
   6.2%

$  51.5

$ 14.1

(1)

Actual results exclude specified items.

(2)

Excludes impact of accounting for non-cash beneficial conversion feature.

(3)

Guidance as of April 27, 2005.

Guidance ‘05

$ 1,100 - 1,130

$ 27.0 – 28.5
$ 0.84 -  .89

$ 72 - 76
   6.5 – 6.7%

$35 - 40

$13 - 15

$ 1009.0

$   21.5

$   0.73

$   64.7
     6.4%

$  41.8

FY 2004

$  16.0

RECONCILIATION NON-G AAP INFORMATION

Net income

Add:     Specified Items:

                    Capital/Refinancing related

Less: Tax effect of specified items

Non-GAAP net income

Add:     Depreciation and amortization

                    Interest expense, net

                    Income taxes

EBITDA

Facility rent

EBITDAR

EPS as reported

Specified items above

Non-cash beneficial conversion feature

Non-GAAP EPS

($ in millions, except EPS)

FY 2004

$              21.5

                          ---

---

                  21.5

                  12.2

                  19.7

                  11.3

                  64.7

                  37.5

$    102.2

$      0.23

        ---

0.50

$      0.73

$      95.1

$     0.54

        0.06

---

$      0.60

FY 2003

$              13.4

                    2.2

                    (0.8)

                  14.8

                  12.3

                  24.3

                       8.3

         59.7

                  35.4

LTM 3/05

$              22.8

                          ---

---

                  22.8

                  12.5

                  19.2

                  11.7

                  66.2

                  38.1

$    104.3

$      0.24

        ---

0.50

$      0.74

RESCARE STRENGTHS

Infrastructure and systems give ResCare a
competitive advantage

Demonstrated ability to grow in an
adverse economy

Expect incremental gains as
economy improves

Proven track record on
acquisition strategy

Right time to

move forward